UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): April 30, 2009

MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	000-52491	90-0300868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1234 Airport Road, Suite 105	32541
Destin, Florida	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (850) 269-0000

(Former name, or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by MiMedx Group, Inc. (the “Registrant”, “MiMedx”, or the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan”, or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  These risks include the risk that the Company may not generate revenue or achieve profitability in the future, the Company’s need for continued funding, that the products the Company has under development may not prove successful, and other risks, including those set forth in the Registrant’s most recent Form 10-K and subsequent Filings.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry Into a Material Definitive Agreement.

From April 7 to April 30, 2009, MiMedx Group, Inc. sold 3% Convertible Senior Secured Promissory Notes (the “Notes”) to 13 individual accredited investors for aggregate proceeds of $1,420,000.  The aggregate proceeds include $250,000 of Notes sold to our Chairman of the Board, President and CEO, and $150,000 of Notes sold to one of our directors.

In total, the notes are convertible into up to 2,840,000 shares of common stock of the Registrant at $.50 per share (a) at any time upon the election of the holder of the note; (b) automatically immediately prior to the closing of the sale of all or substantially all of the assets or more than 50% of the equity securities of the Company by way of a merger transaction or otherwise which would yield a price per share of not less than $.50; or (c) at the election of the Company, at such time as the closing price per share of the Company’s common stock (as reported by the OTCBB or on any national securities exchange on which the Company’s shares may be listed, as the case may be) closes at not less than $1.50 for not less than twenty (20) consecutive trading days in any period prior to the maturity date.  If converted, the Common Stock will be available to be sold following satisfaction of the applicable conditions set forth in Rule 144.  The Notes mature in 3 years and earn interest at 3% per annum on the outstanding principal amount payable in cash on the maturity date or convertible into shares of common stock of the Company as provided for above.   The Notes are to be secured by a first priority lien on all of the assets, including intellectual property, of MiMedx, Inc. (a wholly-owned subsidiary of the Company), excluding the membership interest in SpineMedica LLC held by MiMedx, Inc .  The Notes shall be junior in payment and lien priority to any bank debt of the Company in an amount not to exceed $5,000,000 hereafter incurred by the Company.  A copy of the Form of Subscription Agreement and the Promissory Note are attached as exhibits to this Current Report, and the foregoing summary is qualified in its entirety by reference to such exhibits.

In connection with the above offering, the Company will pay a placement fee equal to 7% of the proceeds of the Notes sold to the placement agent’s clients and issue to the placement agent 5 year warrants to purchase such number of shares of Common Stock of the Company as shall equal 8% of the number of shares of Common Stock into which the securities sold in the private placement to the placement agent’s clients are convertible. The warrants carry an exercise price of $.50 per share.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report, which disclosure is incorporated herein by reference.

The Registrant relied on Section 4(2) of the Securities Act of 1993 (the “Securities Act”)  and Rule 506 of Regulation D under the Securities Act, as amended, to issue the securities described in this Current Report, because they were only offered to accredited investors who purchased for investment in transactions that did not involve a general solicitation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1 Form of Subscription Agreement

10.2 Form of 3% Convertible Senior Secured Promissory Note

10.3 Form of Security and Intercreditor Agreement

The agreements identified in this registration statement as exhibits are between and among the parties to them, and are not for the benefit of any other person. Each agreement speaks as of its date, and the Company does not undertake to update them, unless otherwise required by the terms of the agreement or by law. As permitted, the Company has omitted some disclosure schedules because the Company has concluded that they do not contain information that is material to an investment decision and is not otherwise disclosed in the agreement or this report. Omitted schedules may nevertheless affect the related agreement. The agreements, including the Company’s representations, warranties, and covenants, are subject to qualifications and limitations agreed to by the parties and may be subject to a contractual standard of materiality, and remedies, different from those generally applicable or available to investors and may reflect an allocation of risk between or among the parties to them. Accordingly, the representations, warranties and covenants of the Company contained in the agreements may not constitute strict representations of factual matters or absolute promises of performance. Moreover, the agreements may be subject to differing interpretations by the parties, and a party may, in accordance with the agreement or otherwise, waive or modify the Company’s representations, warranties, or covenants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Dated: May 5, 2009	By:	/s/ Michael J. Culumber
Michael J. Culumber, Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1 Form of Subscription Agreement

10.2 Form of 3% Convertible Senior Secured Promissory Note

10.3 Form of Security and Intercreditor Agreement